UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other jurisdiction of incorporation)

1-11037	06-1249050
(Commission File Number)	(IRS Employer Identification No.)

10 RIVERVIEW DRIVE, DANBURY, CT	06810
(Address of principal executive offices)	(Zip Code)

(203) 837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 31, 2018, Praxair, Inc., a Delaware corporation (the “Company”), and Linde Aktiengesellschaft, a stock corporation incorporated under the laws of Germany (“Linde AG”), combined under Linde plc, a public limited company incorporated under the laws of Ireland (“Linde plc”), as contemplated by the business combination agreement, dated June 1, 2017, as amended on August 10, 2017 (the “Business Combination Agreement”), by and among the Company, Linde AG, Linde plc, Zamalight Holdco LLC and Zamalight Subco, Inc. (the “Business Combination”). Pursuant to the Business Combination Agreement, (i) the Company became an indirect wholly-owned subsidiary of Linde plc through the merger of Zamalight Subco, Inc., an indirect wholly-owned Delaware subsidiary of Linde plc with and into the Company (the “Merger”), and (ii) Linde AG became an indirect subsidiary of Linde plc through an exchange offer by Linde plc for each issued and outstanding bearer share of Linde AG (the “Exchange Offer”).

In the Merger, each issued and outstanding share of common stock of the Company, par value $0.01 per share (the “Company Shares”), was converted into the right to receive one ordinary share, nominal value €0.001 per share, of Linde plc (the “Linde plc Shares”). Each issued and outstanding ordinary bearer share, without par value, of Linde AG that was validly tendered in the Exchange Offer was exchanged for 1.540 Linde plc Shares.

The issuance of Linde plc Shares in connection with the Business Combination, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-218485), which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 14, 2017. Praxair’s stockholders approved the Merger at Praxair’s special meeting held on September 27, 2017, at which approximately 83% of the total issued and outstanding Praxair Shares were voted to approve the Business Combination, representing approximately 99% of the total votes cast at the special meeting on this proposal. The tender period for the Exchange Offer expired on November 24, 2017, with a total of 170,874,958 Linde AG Shares validly tendered, which corresponds to an acceptance rate of approximately 92% of the share capital of Linde AG.

The description of the Business Combination Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 and 2.1(a) hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, Linde AG or Linde plc, and should not be relied upon as disclosure about the Company, Linde AG or Linde plc without consideration of the periodic and current reports of the Company, Linde AG or Linde plc. In particular, it is important to bear in mind that the representations and warranties contained in the Business Combination Agreement were negotiated with the principal purpose of allocating risk between the parties to the Business Combination Agreement, rather than establishing matters as facts, and you should not rely upon the representations and warranties contained in the Business Combination Agreement as characterizations of actual facts or circumstances as of the date of the Business Combination Agreement or as of any other date.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the Business Combination, the Company Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange (“NYSE”). In connection with the completion of the Business Combination, the Company requested that the NYSE withdraw the Company Shares from listing on the NYSE and file a Form 25 with the SEC to report that the Company Shares are no longer listed on the NYSE. The Company Shares were suspended from trading on the NYSE as of close of business (New York Time) on October 30, 2018. The Company will file a Form 25 to delist and deregister its three series of Euro-denominated notes (the “Euro Notes”), including its 1.50% Notes due 2020, 1.20% Notes due 2024 and 1.625% Notes due 2025, that are currently listed on the NYSE. Trading in the Euro Notes on the NYSE is expected to be suspended as of close of business (New York Time) on November 9, 2018. The Company expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Praxair Shares and its Euro Notes and to suspend the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The Company intends to apply for listing of the Euro Notes on an alternate securities exchange.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

As a result of the Merger pursuant to the Business Combination Agreement, a change of control of the Company occurred and the Company became an indirect subsidiary of Linde plc.

The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately following the effective time of the Merger, all members of the board of directors of the Company were replaced by Guillermo Bichara and Matthew J. White. The executive officers of the Company immediately following the effective time of the Merger are Stephen F. Angel, President & Chief Executive Officer, Guillermo Bichara, General Counsel & Secretary, Eduardo F. Menezes, Vice President, Anne K. Roby, Vice President, David P. Strauss, Vice President, and Matthew J. White, Vice President & Chief Financial Officer.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger and pursuant to the Business Combination Agreement, on October 31, 2018, upon the effective time of the Merger, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Business Combination Agreement, dated June 1, 2017, by and among Praxair, Inc., Linde Aktiengesellschaft, Linde plc (formerly known as Zamalight plc), Zamalight Holdco LLC and Zamalight Subco, Inc. was filed as Annex A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 of Linde plc filed on June 5, 2017, as amended (file no. 333-218485) and is incorporated herein by reference.

2.1(a)	Amendment No. 1, dated August 10, 2017, to the Business Combination Agreement, by and among Praxair, Inc., Linde Aktiengesellschaft, Linde plc (formerly known as Zamalight plc), Zamalight Holdco LLC and Zamalight Subco, Inc. was filed as Annex A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 of Linde plc, filed on June 5, 2017, as amended (file no. 333-218485) and is incorporated herein by reference.

3.1	Amended and Restated Certificate of Incorporation of Praxair, Inc.

3.2	Amended and Restated Bylaws of Praxair, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.

By:	/s/ Guillermo Bichara

Name:	Guillermo Bichara

Title:	General Counsel

Date: October 31, 2018